SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           _________________________

                                   Form T-1

                            STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1933 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                    CHECK IF AN APPLICATION TO DETERMINE
                    ELIGIBILITY OF A TRUSTEE PURSUANT TO
                          SECTION 305(b)(2)      / /

                             THE BANK OF NEW YORK

             (Exact name of trustee as specified in its charter)

        New York                                             13-5160382
     (State or other                                      (I.R.S. Employer
     jurisdiction of                                   Identification Number)
    incorporation or
      organization)
                                48 Wall Street
                              New York, NY 10286
                   (Address of principal executive offices)

                           _________________________

                            INGERSOLL-RAND COMPANY
              (Exact name of obligor as specified in its charter)

       New Jersey                                            13-5156640
     (State or other                                      (I.R.S. Employer
     jurisdiction of                                   Identification Number)
    incorporation or
      organization)
                            200 Chestnut Ridge Road
                       Woodcliff Lake, New Jersey  07675
                   (Address of principal executive offices)
                           _________________________

                                  Debentures
                      (Title of the indenture securities)

1.   General information.  Furnish the following information as to the
     Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

                Name                                   Address

Superintendent of Banks of the       2 Rector Street, New York, N.Y. 10006, and
State of New York                    Albany, N.Y. 12203
Federal Reserve Bank of New York     33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance            Washington, D.C.  20429
Corporation
New York Clearing House Association  New York, New York   10005

     (b)  Whether it is authorized to exercise corporate trust powers.
          Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 5th day of March, 1998.


                                            THE BANK OF NEW YORK



                                            By:     /s/VAN K. BROWN
                                            Name:  VAN K. BROWN
                                            Title: ASSISTANT VICE PRESIDENT